Exhibit 10.1
SECOND OMNIBUS AMENDMENT
This SECOND OMNIBUS AMENDMENT, dated as of June 18, 2021 (this “Agreement”), is entered into among Pareteum Corporation, a Delaware corporation (the “Issuer”), each of the Subsidiaries of the Issuer a party hereto (each a “Guarantor”; and together with the Issuer, collectively, the “Grantors”), B.M.F. De Kroes–Brinkers ( the “First Holder”), Arjan de Nijs (the “Second Holder”), Roloro Beheer BV (the “Third Holder”, and together with the First Holder and the Second Holder collectively, the “Existing Holders” and individually, each an “Existing Holder”), and Hoving & Partners S.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Existing Holders. Capitalized terms used in this Agreement without definition shall have the meanings provided in Article I.
PRELIMINARY STATEMENTS:
The Issuer issued the First Note and the First Warrant each in favor of the First Holder pursuant to the First Securities Purchase Agreement.
The Issuer issued the Second Note and Second Warrant each in favor of the Second Holder and the Third Note and Third Warrant each in favor of the Third Holder, each pursuant to the Second Securities Purchase Agreement.
The Issuer and the other Grantors have requested that the Existing Holders amend the Second Securities Purchase Agreement and the Existing Notes (collectively, the “Existing Documents” and, individually, each an “Existing Document”), as hereinafter set forth.
Each Existing Holder is, on the terms and conditions stated below, willing to grant such request and to amend each Existing Document to which it is a party, as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party to this Agreement agrees, as follows:
ARTICLE I
DEFINITIONS
1.01    Definitions. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
“Administrative Agent” is defined in the preamble.
“Agreement” is defined in the preamble.
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“Agreement Effective Date” means the date on which the conditions precedent to the effectiveness of this Agreement as specified in Article III herein have been satisfied.
“Claims” is defined in Section 5.02.
“Collateral Agent” is defined in the preamble.
“Existing Documents” is defined in the preliminary statements.
“Existing Notes” means collectively, the First Note, the Second Note and the Third Note.
“First Holder” is defined in the preamble.
“First Note” means the Senior Second Lien Secured Convertible Note due 2025, dated February 22, 2021, issued by the Issuer in favor of the First Holder, as amended by the First Omnibus Amendment.
“First Omnibus Amendment” means the Omnibus Amendment dated as of April 13, 2021, among the Issuer, each Guarantor party thereto, the First Holder and the Collateral Agent.
“First Securities Purchase Agreement” means the Securities Purchase Agreement dated as of February 22, 2021, between the Issuer and the First Holder.
“First Warrant” means the Warrant, dated as of February 22, 2021, issued by the Issuer in favor of the First Holder.
“Grantors” is defined in the preamble.
“Guarantor” is defined in the preamble.
“Issuer” is defined in the preamble.
“Note Party” means collectively, each Existing Holder, the Administrative Agent and the Collateral Agent.
“Released Parties” is defined in Section 5.02.
“Second Holder” is defined in the preamble.
“Second Note” means the Senior Second Lien Secured Convertible Note due 2025, dated April 13, 2021, issued by the Issuer in favor of the Second Holder.
“Second Securities Purchase Agreement” means the Securities Purchase Agreement dated as of April 13, 2021, among the Issuer, the Second Holder, the Administrative Agent and the Collateral Agent, as supplemented by the Joinder Agreement dated as of April 15, 2021, among the Issuer, the Third Holder, the Administrative Agent and the Collateral Agent.

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“Second Warrant” means the Warrant, dated as of April 13, 2021, issued by the Issuer in favor of the Second Holder.
“Security Agreement” means the Security Agreement dated as of February 22, 2021, among the Issuer, the other Grantors and the Collateral Agent, as amended by the First Omnibus Amendment.
“Subsidiary Guaranty” means the Subsidiary Guaranty dated as of February 22, 2021, by each Guarantor in favor of the Collateral Agent, as amended by the First Omnibus Amendment.
“Third Holder” is defined in the preamble.
“Third Note” means the Senior Second Lien Secured Convertible Note due 2025, dated April 15, 2021, issued by the Issuer in favor of the Third Holder.
“Third Warrant” means the Warrant, dated as of April 15, 2021, issued by the Issuer in favor of the Third Holder.
“Transactions” is defined in Section 5.02.
1.02    Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Second Securities Purchase Agreement.
ARTICLE II
AMENDMENTS
2.01    Amendments. Effective as of the Agreement Effective Date, the Existing Documents are hereby amended as follows:
(a)    Second Securities Purchase Agreement. the Second Securities Purchase Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the redline attached as Exhibit A hereto.
(b)    Schedule of Buyers. the Schedule of Buyers attached to the Second Securities Purchase Agreement is hereby amended by deleting the Schedule of Buyers attached thereto in its entirety and replacing it with the schedule attached as Exhibit B hereto.
(c)    Form of Convertible Note. the form of Convertible Note attached as an exhibit to the Second Securities Purchase Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the redline attached as Exhibit C hereto.

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(d)    Form of Warrant. Section 1(b) of the form of Warrant attached as an exhibit to the Second Securities Purchase Agreement is hereby amended and restated as follows:
“(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.37, subject to adjustment as provided herein.”
(e)    Existing Notes. Each of the Existing Notes shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in each redline attached as Exhibits D-1 through D-3 hereto.
2.02    Acknowledgment with Respect to Existing Notes. Section 5(B) of each Existing Note as amended by this Agreement calls for the payment of Stated Interest (as defined in each Existing Note) to be paid-in-kind. The Company and each Existing Holder agrees as follows:
(a)    The Company and the First Holder agree that:
(i)    in full satisfaction of the Company’s obligation to make the payment of Stated Interest on the April 1, 2021 Interest Payment Date, the Principal Amount of the First Note was increased, effective as of April 1, 2021, by $19,733;
(ii)    in full satisfaction of the Company’s obligation to make the payment of Stated Interest on the May 1, 2021 Interest Payment Date, the Principal Amount of the First Note was increased, effective as of May 1, 2021, by $16,132; and
(iii)    in full satisfaction of the Company’s obligation to make the payment of Stated Interest on the June 1, 2021 Interest Payment Date, the Principal Amount of the First Note was increased, effective as of June 1, 2021, by $36,538.
(b)    The Company and the Second Holder agree that in full satisfaction of the Company’s obligation to make the payment of Stated Interest on the June 1, 2021 Interest Payment Date, the Principal Amount of the Second Note was increased, effective as of June 1, 2021, by $27,132.
(c)    The Company and the Third Holder agree that in full satisfaction of the Company’s obligation to make the payment of Stated Interest on the June 1, 2021 Interest Payment Date, the Principal Amount of the Third Note was increased, effective as of 1, 2021, by $6,680.
2.03    Guarantor Acknowledgement. (a) Each Guarantor (i) consents and agrees to the terms of this Agreement and each Existing Document, as amended and otherwise modified by this Agreement, and (ii) confirms and agrees that the Subsidiary Guaranty, is, and shall continue to be, in full force and effect.

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(b)    On and after the Agreement Effective Date, each reference in an Existing Document to “hereunder”, “hereof” or words of like import shall mean and be a reference to such Existing Document as amended and otherwise modified by this Agreement.
ARTICLE III
CONDITIONS PRECEDENT
3.01    Conditions of Effectiveness. This Agreement shall become effective when, and only when, each of the following conditions shall have been satisfied:
(a)    Delivery. The Collateral Agent shall have received counterparts of this Agreement executed by each Grantor; and
(b)    Representations and Warranties. The representations and warranties of each Grantor contained in Article IV should be true and correct in all material respects.
(c)    Consent of the First Lien Initial Holder. the First Lien Initial Holder (as defined in the Security Agreement) shall have consented to the transactions contemplated by the Existing Documents as amended hereby.
(d)    Joinder Agreements. The Issuer shall have received an executed copy of each of (i) a Joinder Agreement among the Issuer, Hoving & Partners Nominees Sàrl, JFG Capital BV and the Administrative Agent in substantially the form attached as Exhibit E hereto and (ii) a Joinder Agreement among the Issuer, the First Holder and the Administrative Agent in substantially the form attached as Exhibit F hereto.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
In order to induce the Existing Holders to enter into this Agreement, each Grantor, hereby represents and warrants that on and as of the Agreement Effective Date after giving effect to this Agreement:
4.01    Due Authorization; No Conflict. The execution and delivery by each Grantor of this Agreement and the performance by such Grantor of this Agreement and each Existing Document to which such Grantor is a party, as amended and otherwise modified by this Agreement, have been duly authorized by all necessary corporate or other organizational action of such Grantor, and do not and will not: (a) contravene the terms of such Grantor’s organizational documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any contractual obligation to which such Grantor is a party (other than the Security Agreement) or affecting such Grantor or any properties of such Grantor or (ii) any order, injunction, writ or decree of any governmental entity or any arbitral award to which such Grantor or any of their property is subject; or (c) violate any applicable law to which such Grantor or any of their property is subject.

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4.02    Enforceability. Each of this Agreement and each Existing Document to which any Grantor is a party, as amended and otherwise modified by this Agreement, constitute a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally.
ARTICLE V
MISCELLANEOUS
5.01    Effect of Agreement. Each Existing Document, as specifically amended or otherwise modified by this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
5.02    Release. Each Note Party hereby unconditionally and irrevocably releases, and fully and forever acquits and discharges each Grantor, all its subsidiaries and other affiliates and their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the “Released Parties”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the “Claims”) of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which any Note Party ever had or now has against any Released Party which may have arisen at any time on or prior to the date of this Agreement and which were in any manner related to any of the following transactions (collectively, the “Transactions”): (a) the transactions contemplated by the Transaction Documents (including the Existing Documents) or (b) the issuance of any shares of Series C Preferred Stock (as defined in each Existing Note) to such Note Party or any of its affiliates; provided that, for the avoidance of doubt, the Company shall not be released in respect of any Transactions occurring on or after the date of this Agreement under the Transaction Documents or otherwise. Each Note Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Parties any action or other proceeding based upon any of the Claims which may have arisen at any time on or prior to the date of this Agreement and were in any manner related to any of the Transactions. The agreements of each Note Party set forth in this Section 5.02 shall survive the Agreement Effective Date and the Maturity Date (as defined in each Existing Note).
5.03    Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.
5.04    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

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5.05    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PARETEUM CORPORATION, as a Grantor By: /s/ Alexander Korff Name: Alexander Korff Title: Group Corporate Secretary
PARETEUM NORTH AMERICA CORP., as a Grantor and a Guarantor By: /s/ Alexander Korff Name: Alexander Korff Title: Group Corporate Secretary
DEVICESCAPE HOLDINGS, INC., as a Grantor and a Guarantor By: /s/ Alexander Korff Name: Alexander Korff Title: Group Corporate Secretary
IPASS INC., as a Grantor and a Guarantor By: /s/ Alexander Korff Name: Alexander Korff Title: Group Corporate Secretary
IPASS IP LLC, as a Grantor and a Guarantor By: /s/ Alexander Korff Name: Alexander Korff Title: Group Corporate Secretary

Signature Page
Second Omnibus Amendment

B.M.F. DE KROES-BRINKERS, as First Holder By: /s/ B.M.F De Kroes-Brinkers Name: B.M.F. De Kroes-Brinkers Title: Owner
By: /s/ Mom Kloosterman Name: Moam Kloosterman Title: CFO

Signature Page
Second Omnibus Amendment

SECOND HOLDER /s/ Arjan de Nijs Arjan de Nijs

Signature Page
Second Omnibus Amendment

ROLORO BEHEER BV, as Third Holder By: /s/ H. u. d. Boog Name: H. u. d. Boog Title: Owner

Signature Page
Second Omnibus Amendment

HOVING & PARTNERS S.A., as Administrative Agent and Collateral Agent By: /s/ Jan Dirk Wackie Eysten Name: Jan Dirk Wackie Eysten Title: CCO
Signature Page
Second Omnibus Amendment

EXHIBIT A
Amendments to Second Securities Purchase Agreement
[see attached]

Second Omnibus Amendment

EXHIBIT B
Amended Schedule of Buyers
[see attached]

Second Omnibus Amendment

EXHIBIT C
Amendments to Form of Convertible Note
[see attached]

Second Omnibus Amendment

EXHIBIT D-1
Amendments to First Note
[see attached]

Second Omnibus Amendment

EXHIBIT D-2
Amendments to Second Note
[see attached]

Second Omnibus Amendment

EXHIBIT D-3
Amendments to Third Note
[see attached]

Second Omnibus Amendment

EXHIBIT E
First Joinder Agreement
[see attached]

Second Omnibus Amendment

EXHIBIT F
Second Joinder Agreement
[see attached]

Second Omnibus Amendment